SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date earliest event reported) January 5, 2001.

                       WORKSAFE INDUSTRIES INC.
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          (Exact name of registrant as specified in its charter)

Delaware                           01-06855                   11-1874010
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(State or other jurisdiction       (Commission              (IRS Employer
   of incorporation)                File Number)          Identification No.)


        130 West 10th Street, Huntington Sta., New York      11746
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            (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code (516) 427-1802


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      (Former name or former address, if changed since last report.)



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Item 5. Other Events.

          On January 5, 2001 the Company ceased operations. Its officers and directors have resigned. Primarily all of the assets of the Company were subject to security agreements with Congress Financial Corp. ("Congress"). Congress is in the process of taking possession of the assets, subject to its security agreements. The Company has been unable to secure financing to continue its business, or to proceed with a Chapter XI proceeding. It is anticipated that an involuntary petition in bankruptcy will be filed, but the Company is not aware that such a petition has yet been filed.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 10, 2001

                                       WORKSAFE INDUSTRIES INC.


                                       By: /s/ Arthur J. Wasserspring
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                                           Arthur J. Wasserspring
                                           Former Vice President of Finance
                                           & Chief Financial Officer